UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 20, 2007
LEINER HEALTH PRODUCTS INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	333-33121 (Commission File Number)	95-3431709 (IRS Employer Identification Number)

901 East 233rd Street, Carson, California (Address of principal executive offices)		90745 (Zip Code)
Registrant’s telephone number, including area code (310) 835-8400
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective June 14, 2007, the Board of Directors of Leiner Health Products Inc. (the “Company”) voted to appoint Robert K. Reynolds as President and Chief Operating Officer. Mr. Reynolds, 50, has been a Director since September 2006 and Executive Vice President and Chief Operating Officer of the Company since February 2006. Prior to that, Mr. Reynolds served as the Company’s Executive Vice President and Chief Financial Officer from January 2002 to July 2006. Mr. Reynolds will continue to report to Robert Kaminski, the Company’s Chief Executive Officer.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leiner Health Products Inc.
By:	\s\ Tae J. Rhee
Tae J. Rhee
Sr. Vice President & General Counsel

Date: June 20, 2007